Exhibit 10.3

No. ______

RED CAT HOLDINGS, INC.

COMMON STOCK PURCHASE WARRANT

THE WARRANT REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND IS SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AS SET FORTH IN THIS CERTIFICATE. THIS WARRANT MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL, REASONABLY ACCEPTABLE TO COUNSEL FOR THE COMPANY, TO THE EFFECT THAT THE PROPOSED SALE, TRANSFER, OR DISPOSITION MAY BE EFFECTUATED WITHOUT REGISTRATION UNDER THE ACT.

WARRANT CERTIFICATE

THIS WARRANT CERTIFICATE (the "Warrant Certificate") certifies that for value received, [ ] (the "Holder"), is the owner of this warrant (the "Warrant"), which entitles the Holder to purchase at any time on or before the Expiration Date (as defined below) [ ] shares (the "Warrant Shares") of fully paid non-assessable shares of the common stock (the "Common Stock") of RED CAT HOLDINGS, INC., a Nevada corporation (the "Company"), at a purchase price per Warrant Share of One Dollar and Fifty Cents ($1.50) (the "Purchase Price"), in lawful money of the United States of America by bank or certified check, subject to adjustment as hereinafter provided. This Warrant Certificate is issued in connection with the closing of a financing transaction with the Holder in accordance with, and as required by, the terms of that certain Securities Purchase Agreement dated the date hereof by and between the Company and the Holder.

1. WARRANT; PURCHASE PRICE.

Notwithstanding anything to the contrary in this Agreement, in the event of a Qualified Offering (as defined below), the Purchase Price shall be the lower of (i) $1.50, or (ii) 25% discount of the price per share of Common Stock offered in the Qualified Offering. A “Qualified Offering” shall mean an offering of Common Stock (and other securities potentially) resulting in the listing for trading of the Common Stock on the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing).

2. EXERCISE; EXPIRATION DATE.

(a) This Warrant is exercisable, at the option of the Holder, at any time after the date of issuance and on or before the Expiration Date (as defined below) by delivering to the Company written notice of exercise (the "Exercise Notice"), stating the number of Warrant Shares to be purchased thereby, accompanied by bank or certified check payable to the order of the Company for the Warrant Shares being purchased. Within ten (10) business days of the Company's receipt of the Exercise Notice accompanied by the consideration for the Warrant Shares being purchased, the Company shall instruct its transfer agent to issue and deliver to the Holder a certificate representing the Warrant Shares being purchased. In the case of exercise for less than all of the Warrant Shares represented by this Warrant Certificate, the Company shall cancel this Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate for the balance of such Warrant Shares.

(b) Expiration. The term "Expiration Date" shall mean 5:00 p.m., Pacific time, on the fifth (5th) anniversary of the date set forth in the signature block of this Warrant or if such date in the State of Nevada shall be a holiday or a day on which banks are authorized to close, then 5:00 p.m., Pacific time, the next following day which in the State of Nevada is not a holiday or a day on which banks are authorized to close.

(c) Cashless Exercise. In addition to the provisions of this Section 2(c), if at any time commencing after the Exercise Date, there is no effective registration statement registering, or no current prospectus available for the resale of all of the Warrant Shares that may be acquired pursuant to this Warrant by the Holder, then this Warrant may also be exercised at the Holder’s election, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = the VWAP on the Trading Day immediately preceding the date on which Holder elects to exercise this Warrant by means of a “cashless exercise,” as set forth in the applicable Notice of Exercise;

(B) = the Exercise Price of this Warrant, as adjusted hereunder; and

(X) = the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

On the Expiration Date, unless the Holder notifies the Company otherwise, if there is no effective registration statement registering, or no current prospectus available for, the resale of the Warrant Shares by the Holder, then this Warrant shall be automatically exercised via cashless exercise pursuant to this Exhibit A.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a trading market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the trading market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:00 p.m. (New York City time)), or other reliable service or (b) in all other cases, the fair market value of a share of Common Stock as determined by the Board of Directors of the Company.

3. RESTRICTIONS ON TRANSFER.

(a)   Restrictions. This Warrant and the Warrant Shares issuable upon exercise of this Warrant may not be assigned, transferred, sold, or otherwise disposed of unless (i) there is in effect a registration statement under the Act covering such sale, transfer, or other disposition or (ii) the Holder furnishes to the Company an opinion of counsel, reasonably acceptable to counsel for the Company, to the effect that the proposed sale, transfer, or other disposition may be effected without registration under the Act, as well as such other documentation incident to such sale, transfer, or other disposition as the Company's counsel shall reasonably request.

(b) Legend. Any Warrant Shares issued upon the exercise of this Warrant shall bear substantially the following legend:

“The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended. The shares have been acquired for investment and may not be offered, sold or otherwise transferred in the absence of an effective registration statement and with respect to the shares or an exemption from the registration requirements of said act that is then applicable to the shares, as to which a prior opinion of counsel acceptable to the issuer or transfer agent may be required.”

4. RESERVATION OF SHARES.

The Company covenants that it will at all time reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon exercise of this Warrant, such number of shares of Common Stock as shall then be issuable upon the exercise of this Warrant. The Company covenants that all shares of Common Stock which shall be issuable upon exercise of this Warrant shall be duly and validly issued and fully paid and non-assessable and free from all taxes, liens, and charges with respect to the issue thereof.

5. LOSS OR MUTILATION.

If the Holder loses this Warrant, or if this Warrant is stolen, destroyed or mutilated, the Company shall issue an identical replacement Warrant upon the Holder's delivery to the Company of a customary agreement to indemnify the Company for any losses resulting from the issuance of the replacement Warrant.

6. PROVISIONS REGARDING ADJUSTMENTS TO STOCK.

(a) Stock Dividends, Subdivisions, Combinations and Similar Events. The number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to reflect (that is, to provide the same after-conversion percentage ownership as if the following event had not occurred) any (i) forward and reverse stock splits, stock dividends, and similar events which, while they change the number of shares outstanding, do not change the relative ownership of the stockholders; and (ii) capital reorganizations, mergers, and similar events which cause changes in the common stock into which a convertible security may be converted or for which a warrant or option may be exercised.

(b) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Purchase Price, the Company, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of the Holder, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Purchase Price at the time in effect for this Warrant and (iii) the number of shares of Common Stock and the amount, if any, or other property which at the time would be received upon the exercise of this Warrant.

(c)    Notices of Record Date. In the event of any fixing by the Company of a record date for the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any shares of Common Stock or other securities, or any right to subscribe for, purchase or otherwise acquire, or any option for the purchase of, any shares of stock of any class or any other securities or property, or to receive any other right, the Company shall mail to the Holder at least thirty (30) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or rights, and the amount and character of such dividend, distribution or right.

(d) Merger, Consolidation, etc. In case of any capital reorganization or any reclassification of the capital stock of the Company or in case of the consolidation or merger of the Company with another corporation (or in the case of any sale, transfer, or other disposition to another corporation of all or substantially all the property, assets, business, and goodwill of the Company), the Holder of this Warrant shall thereafter be entitled to purchase the kind and amount of shares of capital stock which this Warrant entitled the Holder to purchase immediately prior to such capital reorganization, reclassification of capital stock, consolidation, merger, sale, transfer, or other disposition; and in any such case appropriate adjustments shall be made in the application of the provisions of this Section 6 with respect to rights and interests thereafter of the Holder of this Warrant to the end that the provisions of this Section 6 shall thereafter be applicable, as near as reasonably may be, in relation to any shares or other property thereafter purchasable upon the exercise of this Warrant.

(e) Fractional Shares. No certificate for fractional shares shall be issued upon the exercise of this Warrant, but in lieu thereof the Company shall purchase any such fractional shares calculated to the nearest cent or round up the fraction to the next whole share.

(f) Rights of the Holder. The Holder of this Warrant shall not be entitled to any rights of a shareholder of the Company in respect of any Warrant Shares purchasable upon the exercise hereof until such Warrant Shares have been paid for in full and issued to it. As soon as practicable after such exercise, the Company shall deliver a certificate or certificates for the number of full shares of Common Stock issuable upon such exercise, to the person or persons entitled to receive the same.

7. RepResentations and Warranties.

The Holder, by acceptance of this Warrant, represents and warrants to, and covenants and agrees with, the Company as follows:

(a) The Warrant is being acquired for the Holder's own account for investment and not with a view toward resale or distribution of any part thereof, and the Holder has no present intention of selling, granting any participation in, or otherwise distributing the same.

(b) The Holder is aware that the Warrant is not registered under the Act or any state securities or blue-sky laws and, as a result, substantial restrictions exist with respect to the transferability of the Warrant and the Warrant Shares to be acquired upon exercise of the Warrant.

(c) The Holder is an accredited investor as defined in Rule 501(a) of Regulation D under the Act and is a sophisticated investor familiar with the type of risks inherent in the acquisition of securities such as the Warrant, and its financial position is such that it can afford to retain the Warrant and the Warrant Shares for an indefinite period of time without realizing any direct or indirect cash return on this investment.

8. NO IMPAIRMENT.

The Company shall not by any action including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefore upon such exercise immediately prior to such increase in par value, (b) take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non assessable shares of Common Stock upon the exercise of this Warrant, and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant. Upon the request of Holder, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form satisfactory to Holder, the continuing validity of this Warrant and the obligations of the Company hereunder.

9. REGISTRATION RIGHTS.

If at any time after the date hereof the Company shall determine to prepare and file with the Securities and Exchange Commission (the “Commission”) a registration statement relating to an offering for its own account or the account of others under the Securities Act of 1933, as amended, of any of its equity securities (other than a registration statement on Form S-4 or Form S-8), then the Company shall send to the Holder written notice of such determination. Within ten (10) calendar days after receipt of such notice, the Holder shall so request in writing, the Company shall include in such registration statement all or any part of the Warrant Shares such Holder requests to be registered and prepare and file the Registration Statement with the Commission and shall use its commercially reasonable efforts to have the registration statement declared effective by the Commission as soon as reasonably practicable. All expenses incurred by the Company in complying with this provision, including, without limitation, all registration and filing fees, printing expenses (if required), fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of the NASD, transfer taxes, and fees of transfer agents and registrars, are called “Registration Expenses.” All selling commissions applicable to the sale of Warrant Shares pursuant to this provision are called "Selling Expenses." The Company will pay all Registration Expenses in connection with the registration statement under this section. Selling Expenses in connection with each registration statement shall be borne by the Holder and will be apportioned among such Holders in proportion to the number of Warrant Shares included therein for a Holder relative to all the securities included therein for all selling holders, or as all Holders may agree.

10. SUPPLYING INFORMATION.

The Company shall cooperate with Holder and each holder of Warrant Shares in supplying such information pertaining to the Company as may be reasonably necessary for such Holder and each holder of Warrant Shares to complete and file any information reporting forms presently or hereafter required by the Securities and Exchange Commission as a condition to the availability of an exemption from the Act for the sale of Warrant Shares.

11 LIMITATION OF LIABILITY.

No provision hereof, in the absence of affirmative action by Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

12 MISCELLANEOUS.

(a) Transfer Taxes; Expenses. The Holder shall pay any and all underwriters' discounts, brokerage fees, and transfer taxes, as may be applicable, incident to the sale of this Warrant or the sale of the underlying shares issuable hereunder, and shall pay the fees and expenses of any special attorneys or accountants retained by it.

(b) Successors and Assigns. Subject to compliance with the provisions of Section 3, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant, and shall be enforceable by any such Holder.

(c) Notice. Any notice or other communication required or permitted to be given to the Company shall be in writing and shall be delivered by certified mail with return receipt or delivered in person against receipt, addressed to the Company at 1607 Ponce De Leon Avenue, Suite 407San Juan, Puerto Rico 00909.

(d) Governing Law. This Warrant Certificate shall be governed by, and construed in accordance with, the internal laws of the State of Nevada, without reference to the conflicts of laws provisions thereof.

IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed as of the date set forth below.

Red Cat Holdings, Inc.

By: ______________________________

Jeffrey Thompson

Chief Executive Officer

Issuance Date:[   ], 202[   ]

EXHIBIT A

RED CAT HOLDINGS, INC.

FORM OF EXERCISE OF WARRANT

No. 2025__

The undersigned hereby irrevocably elects to exercise this Warrant and to purchase thereunder, ___________________ full shares of Red Cat Holdings Inc. Common Stock issuable upon exercise of the Warrant and delivery of:

(1)	$_________ (in cash as provided for in the foregoing Warrant) and any applicable taxes payable by the undersigned pursuant to such Warrant; or
(2)	shares of Common Stock (pursuant to a Cashless Exercise in accordance with Section 1(b)(ii) of the Warrant) (check here if the undersigned desires to deliver an unspecified number of shares equal to the number sufficient to effect a Cashless Exercise [___]).

Delivery of exercise notice requiring a payment by check must be by national courier (Fedex, UPS, etc.) to:

Red Cat Holdings, Inc.

1607 Ponce De Leon Avenue, Suite 407

San Juan, Puerto Rico 00909

Attn: Jeffrey Thompson

The shares should be sent to me at the address provided below.

Date:_______________                                 ______________________________________

(Signature)

Name (Printed): ___________________________

Address: _______________________________

_______________________________________

Social Security Number (for individual holder) or Employer Identification Number (Tax ID) (for entity):

_______________________________________